UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2008

Commission File Number 2-39621

United Fire & Casualty Company

(Exact name of registrant as specified in its charter)

Iowa	42-0644327
(State of Incorporation)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa 52407

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (319) 399-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 15, 2008, United Fire & Casualty Company issued a press release announcing that:

1.

Under the share repurchase program announced August 31, 2007, the Board of Directors authorized the repurchase of up to an additional 500,000 shares of the Company’s common stock over the next two years.

2.	The Board of Directors named Kevin Helbing to be the Company’s Controller.

3.	The Board of Directors declared a dividend of $.15 per share to be paid on March 17, 2008 to Company shareholders of record on March 3, 2008.

4.	The Board of Director set April 2, 2008 as the record date for the Annual Meeting of Company shareholders to be held on May 21, 2008.

A copy of the release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release issued by the Registrant on February 15, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)

February 19, 2008
(Date)

/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer